Exhibit 99.1

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Searchable text section of graphics shown above

[GRAPHIC]

[LOGOS]

Who is CoBiz?

Niche player focused on serving small to mid-sized businesses and business owners

•                     Started September 1994

•                     $1.2 billion in assets (6/30/03)

•                     Markets: Colorado and Arizona

Portfolio of Companies

[LOGO]

Banking

•                  Colorado Business Bank

•                  Arizona Business Bank

Investment Banking

•                  Green Manning & Bunch

Insurance

•                  Financial Designs

•                  CoBiz Insurance

Wealth Management

•                  Alexander Capital Management Group

•                  CoBiz Private Asset Management

Banking

Colorado Business Bank and Arizona Business Bank

•                  Target customers

•                  annual sales: $5-$75 million

•                  borrowing needs: $500,000-$8 million

•                  10 Colorado locations; 4 Arizona locations

Markets Dominated by Out-of-State & Community Banks

% of total deposits; as of 6/30/02

[CHART]

Colorado

[CHART]

Arizona

Banking Business Model

•                  Recruit top professionals with large-bank experience

•    Decentralized decision making

•    Provide sophisticated services for bankers to sell

•    Investment Banking

•    Asset Management

•    Employee benefit consulting

•    Succession planning & wealth transfer

•    Insurance

•    Internet Banking

•                  Growth Strategy

•             Open de novo bank locations

•    3,000-4,000 square feet

•    3 bankers and 3 support people

•    Reach breakeven within 6 months

•    Must have $100mm asset potential in 3 to 5 years

•             Add bankers to existing bank locations

•             Acquire existing banks

Growth Sources

Bank Asset Size (millions)

[CHART]

Loan & Deposit Growth

$s in millions

[CHART]

Loans

•             33% five-year annualized growth rate

Deposits

•             28% five-year annualized growth rate

Portfolio Composition

% of total portfolio; as of 6/30/03

[CHART]

Loans

[CHART]

Deposits

Non-Performing Loans & Leases

[CHART]

Fee-Based Strategy

•                  Acquire/build leading companies complimentary to banking franchise

•                  Target needs of professionals and small to mid-sized businesses

•                  Interests aligned with CoBiz and shareholders

Insurance

[CHART]

CoBiz Insurance

•                  Insurance brokerage and consulting

•                  Packaged personal property and casualty insurance brokerage

Financial Designs

•                  Group employee benefits brokerage

•                  Business succession planning

•                  Executive benefits consulting

•                  Estate planning and wealth transfer

Wealth Management

[CHART]

Alexander Capital Management Group

•                  Separately managed accounts

•                  $260 million assets under management

•                  $1 million minimum account size

CoBiz Private Asset Management

•                  Trust and fiduciary services provider

•                  $106 million assets under management

Investment Banking

[CHART]

Green Manning & Bunch

•                  Middle market merger and acquisition advisory services

•                  Private debt and equity financing

•                  Financial advisory services

Growth of Non-Interest Income

$s in thousands

[CHART]

Fee Income Sources

as a percentage of Operating Income

2001	2002	YTD 06/03

[CHART]	[CHART]	[CHART]

Servicing Our Customer’s Lifecycle

[LOGO]

Growth

•                  Banking Services from CBB/ABB

•                  Capital Planning from GMB

•                  Employee & Executive Benefits Packages from FDL

Plan for the Future

•                  Estate Planning & Business Succession from FDL

•                  Financial Planning from CoBiz PAM

Protect Assets

•                  Property & Casualty Insurance from CoBiz Insurance

Facilitate Exit/Retirement Strategies

•                  M&A services from GMB

•                  Investment Management Services from ACMG

•                  Trust & Fiduciary Services from CoBiz PAM

Preserve Wealth

•                  Corporate Trust Services from CoBiz PAM

•                  Investment Management Services from ACMG

•                  Investment Opportunities with GMB Mezzanine I

Metropolitan Denver Population Growth

in thousands

[CHART]

Metropolitan Phoenix Population Growth

in thousands

[CHART]

Future Plans

•                  Expansion opportunities for the banks

•                       Two-three additional Arizona locations in next 18-24 months

•                       One-two additional Colorado locations in next 18-24 months

•                  Introduction of fee-based business lines to Arizona markets

•                  Key acquisitions for fee-based businesses

Asset Growth

$s in millions

[CHART]

Assets

•             30% five-year annualized growth rate

Net Income

for the year ended; $s in thousands

[CHART]

•             3.22 million*

•             21% increase from 1Q03

•             41% five-year annualized growth rate

* for 2Q 2003

Earnings Per Share

diluted; for the year ended

[CHART]

•             $0.23*

•             33% five-year annualized growth rate

* for 2Q03

Earnings* by Business Unit

	3Q02	4Q02	1Q03	2Q03

Bank	$3,230	$3,331	$3,405	$3,478

Fee-Based Business Lines:
Insurance	(4)	(46)	43	284
Wealth Management & Trust	(21)	(3)	(31)	(15)
Investment Banking	(267)	(146)	(415)	(81)
Total Fee-Based Lines	(293)	(195)	(403)	187

Parent Company & Other	(460)	(356)	(350)	(442)

Combined 2003 Net Income	$2,477	$2,780	$2,652	$3,224

* Income available to common shareholders plus assumed conversions

EPS by Business Unit

	3Q02	4Q02	1Q03	2Q03

Bank	$0.23	$0.24	$0.25	$0.25

Fee-Based Business Lines:
Insurance	(0.00)	(0.00)	0.00	0.02
Money Management & Trust	(0.00)	(0.00)	(0.00)	(0.00)
Investment Banking	(0.02)	(0.01)	(0.03)	(0.01)
Total Fee-Based Lines	(0.02)	(0.01)	(0.03)	0.01

Parent Company & Other	(0.03)	(0.03)	(0.03)	(0.03)

Combined 2003 EPS	$0.18	$0.20	$0.19	$0.23

Prior Year Quarter EPS	$0.17	$0.19	$0.19	$0.23

Forward-Looking Statements

This presentation may contain forward-looking statements. Although the Company believes that the expectations reflected in the forward looking statements are reasonable, it can give no assurance that such expectations will prove to be correct. The forward-looking statements involve risks and uncertainties that affect the Company’s operations, financial performance and other factors, as discussed in the Company’s filings with the Securities and Exchange Commission. These risks include the impact of interest rates and other general economic conditions, loan and lease losses, risks related to the execution of the Company’s growth strategy, the possible loss of key personnel, factors that could affect the Company’s ability to compete in its market areas, changes in regulations and government policies and other factors discussed in the Company’s filings with the Securities and Exchange Commission.

Second Quarter Performance

($s in thousands, except EPS)	6/30/03	6/30/02	$ Growth	% Growth

Total Assets	$1,225,603	$1,013,082	$212,521	21.0%

Total Loans*	$840,346	$722,705	$117,641	16.3%

Total Deposits	$939,468	$722,328	$217,140	30.1%

Net Income	$3,225	$3,190	$35	1.1%

Diluted EPS	$0.23	$0.23	—	—

ROA	1.11%	1.28%

ROE	14.54%	17.32%

* Net loans and leases